CLEARWATER INVESTMENT TRUST

CLEARWATER SELECT EQUITY FUND

SUPPLEMENT TO THE PROSPECTUS (“PROSPECTUS”)

DATED APRIL 30, 2021, AS SUPPLEMENTED

The date of this Supplement is March 2, 2022.

There have been certain changes to the portfolio managers for the Clearwater Select Equity Fund (“Select Equity Fund”). Specifically, effective immediately, Thomas Bradley of Wasatch Global Investors (“Wasatch”) now serves as a portfolio manager of the Select Equity Fund.

Accordingly, effective immediately, the Prospectus is amended as follows.

1. The row corresponding to Wasatch in the section titled “Summary Section – Clearwater Select Equity Fund – Fund Adviser and Portfolio Managers” is deleted and replaced with the following:

Subadvisers	Portfolio Managers	Period of Service
Wasatch	Brian Bythrow, CFA Thomas Bradley	Mr. Bythrow has been a portfolio manager of the Fund since 2021. Mr. Bradley has been a portfolio manager of the Fund since 2022.

2. The following row is added in the section titled “Management – The Portfolio Managers”:

Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience
Select Equity Fund	Wasatch	Thomas Bradley	2022	Thomas Bradley is an associate portfolio manager for the Wasatch Micro Cap Value strategy. He joined the firm in 2014.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CLEARWATER INVESTMENT TRUST

CLEARWATER SELECT EQUITY FUND

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED APRIL 30, 2021, AS SUPPLEMENTED

The date of this Supplement is March 2, 2022.

There have been certain changes to the portfolio managers for the Clearwater Select Equity Fund (“Select Equity Fund”). Specifically, effective immediately, Thomas Bradley of Wasatch Global Investors (“Wasatch”) now serves as a portfolio manager of the Select Equity Fund.

Accordingly, effective immediately, the SAI is amended as follows.

1. The following row is added to the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Other Accounts the Portfolio Managers are Managing”:

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager
Thomas Bradley****	Select Equity Fund

Other Registered Investment Companies: 2 funds with approximately $547.9 million in assets.

Other Pooled Investment Vehicles: None.

Other Accounts: 6 accounts with approximately $359.4 million in assets.

**** Data for this portion of the table is as of December 31, 2021.

2. The row corresponding to Wasatch’s portfolio managers of the Select Equity Fund in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Conflicts of Interest” is deleted and replaced with the following:

Portfolio Manager	Fund	Conflict of Interest
Brian Bythrow, CFA Thomas Bradley	Select Equity Fund

There may be certain inherent conflicts of interest that arise in connection with a portfolio manager’s management of the Fund’s investments and the investments of any other fund, client or proprietary accounts Wasatch or the Fund’s individual team members also manage. Such conflicts include allocation of investment opportunities among the funds and other accounts managed by Wasatch or the portfolio manager; the aggregation of purchase and sale orders believed to be in the best interest of more than one account managed by Wasatch or the portfolio manager and the allocation of such orders across such accounts; and any soft dollar arrangements that Wasatch may have in place that could benefit a fund and/or other accounts. Additionally, some funds or accounts managed by a portfolio manager may have different fee structures, including performance fees, which are, or have the potential to be, higher or lower than the fees paid by another fund or account. To minimize the effects of these inherent conflicts of interest, Wasatch has adopted and implemented policies and procedures, including trade aggregation and allocation procedures, that it believes are reasonably designed to mitigate the potential conflicts associated with managing portfolios for multiple clients, including the funds, and seeks to ensure that no one client is intentionally favored at the expense of another.

3. The row corresponding to Wasatch’s portfolio managers of the Select Equity Fund in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Compensation Structure” is deleted and replaced with the following:

Portfolio Manager	Fund	Compensation Structure
Brian Bythrow, CFA Thomas Bradley	Select Equity Fund

Each portfolio manager is paid a base salary, a potential bonus based on performance, potential deferred bonus grants based on performance and possibly stock dividends.

•  Base Salary. Each portfolio manager is paid a fixed base salary depending upon their tenure.

•  Performance Bonus. A large portion of a portfolio manager’s potential compensation is in the form of performance bonus. The performance bonus is based on pre-tax performance. At the end of each year, the Board of Directors of Wasatch will allocate a bonus pool that will loosely mirror firm profits net of stock buybacks and deferred compensation payouts. The majority of this bonus pool will be allocated to portfolio managers based on the 1, 3, and 5-year performance of their portfolios, which will reward them with significant economics for achieving top quartile performance relative to the performance of the applicable Fund’s peer group over both the short and long term. Peer groups are utilized to evaluate performance.

Portfolio managers are not paid a “commission” for the solicitation or acquisition of new clients or the retention of existing clients. However, the amount of revenue generated by each product is overlaid on performance to determine the size of each portfolio manager’s bonus (e.g. if performance were equal, a portfolio manager on a higher revenue product would receive a larger bonus than one on a smaller revenue product). For portfolio managers who manage separate accounts as well as mutual funds have bonus components calculated based on the performance of each individual product relative to its peer group, revenue is again used as an element in converting performance results into the bonus amount.

Portfolio managers are also rewarded for their stock selection contributions to other products and their impact on the overall success of the research team. This incentive is consistent with Wasatch’s collaborative team-based approach to portfolio management.

•  Deferred Bonus Grants. Portfolio managers are also eligible for deferred bonus grants payable in six years from the date of the grant, with their value directly tied to Wasatch’s revenues. Each portfolio manager’s grant size will be based on individual performance factors similar to those used to determine the annual performance bonus.

•  Stock/Dividends. Certain portfolio managers are shareholders of Wasatch. The relative amount of stock owned by a portfolio manager is at the discretion of Wasatch’s Board and will evolve over time, with bigger long-term contributors holding higher levels of ownership. New portfolio manager stock grants typically vest over a five-year period.

It is possible that certain profits of Wasatch could be paid out to shareholders through a stock dividend. However, there are no current plans or expectations for such a dividend.

•  Other Benefits. Portfolio managers are also eligible to participate in broad-based benefit plans offered generally to Wasatch’s full-time employees, including 401(k), health and other employee benefit plans.

4. The following row is added to the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Share Ownership by Portfolio Managers”:

Portfolio Manager	Fund	Ownership
Thomas Bradley*	Select Equity Fund	A

* Data for this portion of the table is as of December 31, 2021.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE